Exhibit 99.1
 Rapid7 Announces Second Quarter 2020 Financial Results
•Annualized recurring revenue (ARR) of $379.9 million, an increase of 31% year-over-year
•Revenue of $98.9 million, 25% year-over-year growth; Products revenue of $92.4 million, 27% year-over-year growth
•Total ARR per customer growth of 20% year-over-year
•GAAP operating loss of $(15.7) million; Non-GAAP operating income of $4.3 million
Boston, MA – August 6, 2020 – Rapid7, Inc. (Nasdaq: RPD), a leading provider of security analytics and automation, today announced its financial results for the second quarter of 2020.
"Rapid7's solid execution drove results that exceeded expectations for both growth and profitability during the second quarter. Strong ARR per customer growth of 20% drove quarter ending ARR to $379.9 million as customers turn to Rapid7 to transform their security programs in these dynamic times, while non-GAAP operating income of $4.3 million reflects underlying leverage in our business," said Corey Thomas, Chairman and CEO of Rapid7.
"Even amidst an uncertain landscape, our consistent first half execution provides us confidence in raising full year guidance and achieving non-GAAP operating profit for the full year."
Board of Directors Announcement
Rapid7 is pleased to announce the appointment of Reeny Sondhi to its board of directors, effective August 4, 2020. Ms. Sondhi has served as the Chief Security Officer of Autodesk, Inc. since July 2018. Previously, she was Autodesk’s Vice President, Chief of Product and Cloud Security from August 2015 to July 2018.
"We are privileged to have Reeny join the Rapid7 board," said Corey Thomas, Chairman and CEO of Rapid7. "Reeny is an accomplished technology leader with deep expertise across cloud and security, and she brings the perspective of our customers to the boardroom."
Prior to joining Autodesk, from March 2005 to August 2015, Ms. Sondhi was employed by EMC Corporation where she served most recently as Senior Director, Security Engineering and Assurance. Ms. Sondhi holds a B.S. in electronics engineering from Government Engineering College, Bhopal and a post graduate diploma in management from Institute of Management Development and Research.
Second Quarter 2020 Financial Results and Other Metrics

	Three Months Ended June 30,
	2020	2019	% Change
	(dollars in thousands)
Annualized recurring revenue	$379,891	$290,016	31%
Number of customers	9,142	8,400	9%
ARR per customer	$41.6	$34.5	20%
Recurring revenue as a percentage of total revenue	91%	87%
Renewal rate(1)	105%	113%
(1) For the three months ended June 30, 2019 our renewal rate was adjusted from 116%, as previously disclosed, to 113% based on a reclassification of certain upsells and cross-sells.
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	Three Months Ended June 30,
	2020	2019	% Change
	(in thousands, except per share data)
Products revenue (2)	$92,430	$72,579	27%
Professional services revenue	6,482	6,380	2%
Total revenue	$98,912	$78,959	25%

North America revenue	$82,557	$66,301	25%
Rest of world revenue	16,355	12,658	29%
Total revenue	$98,912	$78,959

GAAP gross profit	$69,831	$56,778
GAAP gross margin	71%	72%
Non-GAAP gross profit	$73,137	$59,158
Non-GAAP gross margin	74%	75%

GAAP loss from operations	$(15,732)	$(12,180)
GAAP operating margin	(16)%	(15)%
Non-GAAP income from operations	$4,265	$500
Non-GAAP operating margin	4%	1%

GAAP net loss	$(21,466)	$(13,420)
GAAP net loss per share, basic and diluted	$(0.42)	$(0.28)
Non-GAAP net income	$2,795	$1,093
Non-GAAP net income per share, basic	$0.06	$0.02
Non-GAAP net income per share, diluted	$0.05	$0.02

Adjusted EBITDA	$7,556	$2,746

Cash provided by operating activities	$442	$2,483
(2) Historically, we have presented revenue on our consolidated statement of operations as products, maintenance and support and professional services revenue. For the three months ended June 30, 2020, we have combined products and maintenance and support revenue together as products revenue on our consolidated statement of operations. Prior periods have been adjusted to conform with this presentation.
For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
Recent Business Highlights
•In May 2020, DivvyCloud by Rapid7 released a new core capability, Infrastructure as Code (IaC) Security. IaC integrates cloud security into the DevOps process, enabling Rapid7 to deliver seamless, full-lifecycle cloud security to customers.
•In July 2020, Rapid7 was named a Gartner Peer Insights Customers' Choice for Security Information and Event Management (SIEM). Customers cited InsightIDR's ease-of-use and vendor integrations as top benefits.
•In July 2020, Rapid7 released its National / Industry / Cloud Exposure Report (NICER) 2020, highlighting changes in the internet risk landscape across countries, industries and cloud environments. To view a copy of the report, please visit: https://www.rapid7.com/nicer.
Third Quarter and Full-Year 2020 Guidance
Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP income (loss) from operations, and non-GAAP net loss per share to be in the following ranges:
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	Third Quarter 2020			Full-Year 2020
	(dollars in millions)
Annualized recurring revenue				$404.0	to	$420.0
Year-over-year growth				19%	to	24%
Revenue	$100.7	to	$102.3	$399.0	to	$403.0
Year-over-year growth	21%	to	23%	22%	to	23%
Non-GAAP (loss) income from operations	$(0.5)	to	$0.5	$0.0	to	$2.0
Non-GAAP net loss per share	$(0.06)	to	$(0.04)	$(0.14)	to	$(0.10)
Weighted average shares outstanding			51.3			51.0
The guidance provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding “Forward-Looking Statements” below. Guidance for the third quarter and full-year 2020 does not include any potential impact of foreign exchange gains or losses. The weighted average shares outstanding for the third quarter and full-year 2020 represent basic shares outstanding given our projected non-GAAP net loss. In addition, fluctuations in Rapid7’s quarterly operating results may be particularly pronounced in the current economic environment due to the uncertainty caused by, and the unprecedented nature of, the current COVID-19 pandemic, whose severity, duration and ultimate impact is difficult to predict at this time. The primary set of drivers of Rapid7’s actual financial performance relative to the ranges provided will be a function of how long portions of the economy remain closed, especially if there are broad regional or systematic closures as a result of a sustained pandemic resurgence, and the pace of recovery. The guidance provided above is based on a number of assumptions, estimates and expectations as of the date of this press release and, while presented with numerical specificity, this guidance is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Rapid7's control and are based upon specific assumptions with respect to future business decisions or economic conditions, some of which may change. Rapid7 undertakes no obligation to update guidance after this date.
Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs, and certain other items. Rapid7 has provided a reconciliation of each non-GAAP guidance measure to the most comparable GAAP measures in the financial statement tables included in this press release. The reconciliation does not reflect any items that are unknown at this time, such as acquisition-related expenses and litigation-related expenses for the third and fourth quarters of 2020, which we are not able to predict without unreasonable effort due to their inherent uncertainty.
Conference Call and Webcast Information
Rapid7 will host a conference call today, August 6, 2020, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 877-357-4230 (domestic) or 629-228-0721 (international). The call will also be available live via webcast on Rapid7's website at https://investors.rapid7.com. A telephone replay of the conference call will be available at 855-859-2056 or 404-537-3406 (access code 9256427) until August 13, 2020. A webcast replay will be available at https://investors.rapid7.com.
About Rapid7
Rapid7 (Nasdaq: RPD) is advancing security with visibility, analytics, and automation delivered through our Insight cloud. Our solutions simplify the complex, allowing security teams to work more effectively with IT and development to reduce vulnerabilities, monitor for malicious behavior, investigate and shut down attacks, and automate routine tasks. Over 9,100 customers rely on Rapid7 technology, services, and research to improve security outcomes and securely advance their organizations. For more information, visit our website, check out our blog, or follow us on Twitter.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States, or GAAP, we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall
rapid7.com

understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.
While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.
Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share and adjusted EBITDA. We also disclose non-GAAP gross margin and non-GAAP operating margin derived from these financial measures.
We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs and certain other items such as acquisition-related expenses and litigation-related expenses. Non-GAAP net income (loss) per basic and diluted share is calculated as non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased to reflect the anti-dilutive impact of the capped call transactions entered into in connection with our convertible senior notes.
We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:
Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.
Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.
Amortization of debt discount and issuance costs. The expense for the amortization of debt discount and debt issuance costs related to our convertible senior notes and revolving credit facility is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.
Litigation-related expenses. We exclude certain litigation-related expenses consisting of professional fees and related costs incurred by us related to significant litigation outside the ordinary course of business. We believe it is useful to exclude such expenses because we do not consider such amounts to be part of our ongoing operations.
Acquisition-related expenses. We exclude acquisition-related expenses as costs that are unrelated to the current operations and neither are comparable to the prior period nor predictive of future results.
Anti-dilutive impact of capped call transaction. Our capped calls transactions are intended to offset potential dilution from the conversion features in our convertible senior notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per basic and diluted share to provide investors with useful information in evaluating our financial performance on a per share basis.
Adjusted EBITDA (non-GAAP). Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, and (8) certain other items. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.
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Other Metrics
Annualized Recurring Revenue (ARR). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.
Number of Customers. We define a customer as any entity that has (1) an active Rapid7 contract or a contract that expired within 90 days or less of the applicable measurement date; and for Logentries products, those customers with a contract value equal to or greater than $2,400 per year, or (2) purchased Rapid7 professional services within the 12 months preceding the applicable measurement date.
ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.
Recurring Revenue. We define recurring revenue as revenue from term software licenses, content subscriptions, managed services, cloud-based subscriptions and maintenance and support.
Renewal Rate. We calculate our renewal rate by dividing the dollar value of renewed customer agreements, including upsells and cross-sells of additional products, but excluding professional services, in a trailing 12-month period by the dollar value of the corresponding customer agreements.
Cautionary Language Concerning Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding our financial guidance for the third quarter and full year 2020, the assumptions underlying such guidance and the timing of global economic recovery and the anticipated impact of COVID-19 on our guidance, business, financial condition and results of operations. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, risks arising from the ongoing COVID-19 pandemic, fluctuations in our quarterly results, failure to meet our publicly announced guidance or other expectations about our business, our rapid growth and ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, our customers renewal of their subscriptions with us, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, including DivvyCloud, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2020 and in the subsequent reports that we file with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###
Investor contact:
Sunil Shah
Vice President, Investor Relations
investors@rapid7.com
(857) 990-4074
Press contact:
Caitlin Doherty
press@rapid7.com
(857) 990-4240

rapid7.com

RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	June 30, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$279,343	$123,413
Short-term investments	36,313	116,158
Accounts receivable, net	76,823	87,927
Deferred contract acquisition and fulfillment costs, current portion	18,439	17,047
Prepaid expenses and other current assets	20,708	20,051
Total current assets	431,626	364,596
Long-term investments	5,365	22,887
Property and equipment, net	48,904	50,670
Operating lease right-of-use assets	72,005	60,984
Deferred contract acquisition and fulfillment costs, non-current portion	35,815	34,213
Goodwill	213,686	97,866
Intangible assets, net	47,706	28,561
Other assets	5,304	5,136
Total assets	$860,411	$664,913
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$7,078	$6,836
Accrued expenses	36,165	41,021
Operating lease liabilities, current portion	9,436	7,179
Deferred revenue, current portion	227,318	231,518
Other current liabilities	—	119
Total current liabilities	279,997	286,673
Convertible senior notes, net	368,161	185,200
Operating lease liabilities, non-current portion	80,081	72,294
Deferred revenue, non-current portion	33,280	36,226
Other long-term liabilities	8,204	1,352
Total liabilities	769,723	581,745
Stockholders’ equity:
Common stock	509	499
Treasury stock	(4,764)	(4,764)
Additional paid-in-capital	657,678	605,650
Accumulated other comprehensive income	85	213
Accumulated deficit	(562,820)	(518,430)
Total stockholders’ equity	90,688	83,168
Total liabilities and stockholders’ equity	$860,411	$664,913

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue:
Products	$92,430	$72,579	$179,979	$138,424
Professional services	6,482	6,380	13,273	13,720
Total revenue	98,912	78,959	193,252	152,144
Cost of revenue:
Products	23,118	16,637	44,373	31,006
Professional services	5,963	5,544	12,422	11,148
Total cost of revenue	29,081	22,181	56,795	42,154
Total gross profit	69,831	56,778	136,457	109,990
Operating expenses:
Research and development	26,120	19,626	50,322	37,491
Sales and marketing	44,959	38,172	93,104	73,310
General and administrative	14,484	11,160	28,583	21,113
Total operating expenses	85,563	68,958	172,009	131,914
Loss from operations	(15,732)	(12,180)	(35,552)	(21,924)
Other income (expense), net:
Interest income	208	1,582	1,256	3,313
Interest expense	(5,917)	(3,312)	(9,379)	(6,541)
Other income (expense), net	210	(29)	(237)	(235)
Loss before income taxes	(21,231)	(13,939)	(43,912)	(25,387)
Provision for (benefit from) income taxes	235	(519)	478	(294)
Net loss	$(21,466)	$(13,420)	$(44,390)	$(25,093)
Net loss per share, basic and diluted	$(0.42)	$(0.28)	$(0.88)	$(0.52)
Weighted-average common shares outstanding, basic and diluted	50,695,706	48,451,562	50,411,508	48,141,474

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Cash flows from operating activities:
Net loss	$(21,466)	$(13,420)	$(44,390)	$(25,093)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	5,576	3,944	10,419	7,371
Amortization of debt discount and issuance costs	4,264	2,594	7,007	5,104
Stock-based compensation expense	16,446	10,430	29,793	19,064
Provision for doubtful accounts	481	916	1,008	1,353
Deferred income taxes	—	(761)	—	(761)
Foreign currency re-measurement loss	(248)	(58)	199	191
Other non-cash (income) expense	(9)	(568)	(147)	(1,290)
Changes in operating assets and liabilities:
Accounts receivable	(11,773)	(10,180)	10,835	4,549
Deferred contract acquisition and fulfillment costs	(2,478)	(2,078)	(2,994)	(3,172)
Prepaid expenses and other assets	1,638	(3,394)	1,773	(9,334)
Accounts payable	(3,873)	2,118	137	2,184
Accrued expenses	7,126	6,378	(7,437)	(7,312)
Deferred revenue	4,675	7,038	(11,996)	(5,066)
Other liabilities	83	(476)	(980)	1,129
Net cash provided by (used in) operating activities	442	2,483	(6,773)	(11,083)
Cash flows from investing activities:
Business acquisition, net of cash acquired	(125,771)	(14,621)	(125,771)	(14,621)
Purchases of property and equipment	(1,199)	(9,249)	(3,955)	(17,712)
Capitalization of internal-use software costs	(1,474)	(1,551)	(2,948)	(3,152)
Purchases of investments	(24,987)	(9,403)	(49,259)	(72,432)
Sales/maturities of investments	32,675	67,564	146,599	140,302
Net cash (used in) provided by investing activities	(120,756)	32,740	(35,334)	32,385
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs paid of $6,500	223,500	—	223,500	—
Purchase of capped calls related to convertible senior notes	(27,255)	—	(27,255)	—
Payments of debt issuance costs	(248)	—	(248)	—
Taxes paid related to net share settlement of equity awards	(1,917)	(1,860)	(3,450)	(2,839)
Proceeds from employee stock purchase plan	—	—	3,346	2,634
Proceeds from stock option exercises	2,167	3,340	3,728	6,058
Net cash provided by financing activities	196,247	1,480	199,621	5,853
Effect of exchange rate changes on cash, cash equivalents and restricted cash	259	(3)	(301)	(151)
Net increase in cash, cash equivalents and restricted cash	76,192	36,700	157,213	27,004
Cash, cash equivalents and restricted cash, beginning of period	204,434	89,869	123,413	99,565
Cash, cash equivalents and restricted cash, end of period	$280,626	$126,569	$280,626	$126,569

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
GAAP gross profit	$69,831	$56,778	$136,457	$109,990
Add: Stock-based compensation expense[1]	1,131	718	2,062	1,291
Add: Amortization of acquired intangible assets[2]	2,175	1,662	3,833	3,020
Non-GAAP gross profit	$73,137	$59,158	$142,352	$114,301
Non-GAAP gross margin	73.9%	74.9%	73.7%	75.1%

GAAP gross profit - Products	$69,312	$55,942	$135,606	$107,418
Add: Stock-based compensation expense	710	373	1,283	650
Add: Amortization of acquired intangible assets	2,175	1,662	3,833	3,020
Non-GAAP gross profit - Products	$72,197	$57,977	$140,722	$111,088
Non-GAAP gross margin - Products	78.1%	79.9%	78.2%	80.3%

GAAP gross profit - Professional services	$519	$836	$851	$2,572
Add: Stock-based compensation expense	421	345	779	641
Non-GAAP gross profit - Professional services	$940	$1,181	$1,630	$3,213
Non-GAAP gross margin - Professional services	14.5%	18.5%	12.3%	23.4%

GAAP loss from operations	$(15,732)	$(12,180)	$(35,552)	$(21,924)
Add: Stock-based compensation expense[1]	16,446	10,430	29,793	19,064
Add: Amortization of acquired intangible assets[2]	2,285	1,698	3,975	3,095
Add: Acquisition-related expenses[3]	831	297	1,138	514
Add: Litigation-related expenses[4]	435	255	978	328
Non-GAAP income from operations	$4,265	$500	$332	$1,077

GAAP net loss	$(21,466)	$(13,420)	$(44,390)	$(25,093)
Add: Stock-based compensation expense[1]	16,446	10,430	29,793	19,064
Add: Amortization of acquired intangible assets[2]	2,285	1,698	3,975	3,095
Add: Acquisition-related expenses[3]	831	297	1,138	514
Add: Litigation-related expenses[4]	435	255	978	328
Add: Amortization of debt discount and issuance costs	4,264	2,594	7,007	5,104
Add: Release of valuation allowance, acquisition-related	—	(761)	—	(761)
Non-GAAP net income (loss)	$2,795	$1,093	$(1,499)	$2,251

Reconciliation of net (loss) income per share, basic
GAAP net loss per share, basic	$(0.42)	$(0.28)	$(0.88)	$(0.52)
Non-GAAP adjustments to net loss	0.48	0.30	0.85	0.57
Non-GAAP net (loss) income per share, basic	$0.06	$0.02	$(0.03)	$0.05

Reconciliation of net (loss) income per share, diluted
GAAP net loss per share, diluted	$(0.42)	$(0.28)	$(0.88)	$(0.52)

Non-GAAP adjustments to net loss	0.47	0.30	0.85	0.56
Non-GAAP net (loss) income per share, diluted	$0.05	$0.02	$(0.03)	$0.04

Weighted average shares used in GAAP per share calculation, basic and diluted	50,695,706	48,451,562	50,411,508	48,141,474

Weighted average shares used in non-GAAP per share calculation:
Basic	50,695,706	48,451,562	50,411,508	48,141,474
Diluted	53,063,261	52,035,868	50,411,508	51,611,858

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$1,131	$718	$2,062	$1,291
Research and development	6,389	4,054	11,034	7,228
Sales and marketing	4,345	2,942	8,023	5,406
General and administrative	4,581	2,716	8,674	5,139

[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$2,175	$1,662	$3,833	$3,020
Sales and marketing	80	35	112	73
General and administrative	30	1	30	2

[3] Includes acquisition-related expenses as follows:
General and administrative	$831	$297	$1,138	$514

[4] Includes litigation-related expenses as follows:
General and administrative	$435	$255	$978	$328

RAPID7, INC.
Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
GAAP net loss	$(21,466)	$(13,420)	$(44,390)	$(25,093)
Interest income	(208)	(1,582)	(1,256)	(3,313)
Interest expense	5,917	3,312	9,379	6,541
Other (income) expense, net	(210)	29	237	235
Provision for income taxes	235	(519)	478	(294)
Depreciation expense	2,740	2,056	5,415	3,906
Amortization of intangible assets	2,836	1,888	5,004	3,465
Stock-based compensation expense	16,446	10,430	29,793	19,064
Acquisition-related expenses	831	297	1,138	514
Litigation-related expenses	435	255	978	328
Adjusted EBITDA	$7,556	$2,746	$6,776	$5,353

RAPID7, INC.
Third Quarter and Full-Year 2020 Guidance
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)

	Third Quarter 2020			Full-Year 2020
Reconciliation of GAAP to Non-GAAP (loss) income from operations:
Anticipated GAAP loss from operations	$(19.8)	to	$(18.8)	$(74.1)	to	$(72.1)
Add: Anticipated stock-based compensation expense	16.7	to	16.7	62.9	to	62.9
Add: Anticipated amortization of acquired intangible assets	2.6	to	2.6	9.1	to	9.1
Add: Anticipated acquisition-related expenses	—	to	—	1.1	to	1.1
Add: Anticipated litigation-related expenses	—	to	—	1.0	to	1.0
Anticipated non-GAAP (loss) income from operations	$(0.5)	to	$0.5	$—	to	$2.0

Reconciliation of GAAP to Non-GAAP net loss:
Anticipated GAAP net loss	$(27.7)	to	$(26.7)	$(98.8)	to	$(96.8)
Add: Anticipated stock-based compensation expense	16.7	to	16.7	62.9	to	62.9
Add: Anticipated amortization of acquired intangible assets	2.6	to	2.6	9.1	to	9.1
Add: Anticipated acquisition-related expenses	—	to	—	1.1	to	1.1
Add: Anticipated litigation-related expenses	—	to	—	1.0	to	1.0
Add: Anticipated amortization of debt discount and issuance costs	5.2	to	5.2	17.4	to	17.4
Anticipated non-GAAP net loss	$(3.2)	to	$(2.2)	$(7.3)	to	$(5.3)

Anticipated GAAP net loss per share	$(0.54)		$(0.52)	$(1.94)		$(1.90)
Anticipated non-GAAP net loss per share	$(0.06)		$(0.04)	$(0.14)		$(0.10)

Weighted average shares used in GAAP and non-GAAP per share calculation, basic and diluted			51.3			51.0

The reconciliation does not reflect any items that are unknown at this time, such as acquisition-related expenses and litigation-related expenses for the third and fourth quarters of 2020, which we are not able to predict without unreasonable effort due to their inherent uncertainty.